UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 30, 2014

Royal Hawaiian Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

688 Kinoole Street, Suite 121, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	808-747-8471

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 30, 2014, the Partnership executed a Tenth Amendment to Revolving Loan Promissory Note and a Seventh Amendment to Fourth Amended and Restated Credit Agreement with the Partnership’s existing lender, American AgCredit, PCA. Under the terms of these documents the maturity date of the revolving credit facility is extended from October 1, 2014 to December 15, 2014. The term loan from the same lender has not been affected.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Partnership executed amendments to its credit agreements as disclosed in Item 1.01, above.

Item 9.01.	Exhibits.

Exhibit 10.5	Tenth Amendment to Revolving Loan Promissory Note dated September 30, 2014

Exhibit 10.6	Seventh Amendment to Fourth Amended and Restated Credit Agreement dated September 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Hawaiian Orchards, L.P.
(Registrant)

Date: October 1, 2014
	By:	Royal Hawaiian Resources, Inc.
Managing General Partner

	By:	/s/ Jon Y. Miyata
Jon Y. Miyata
Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

Exhibit 10.5	Tenth Amendment to Revolving Loan Promissory Note dated September 30, 2014

Exhibit 10.6	Seventh Amendment to Fourth Amended and Restated Credit Agreement dated September 30, 2014